PAINEWEBBER PACE SELECT ADVISORS TRUST
                 Supplement to Prospectus dated December 1, 1999

                                                                   June 21, 2000
Dear Investor,

         This is a supplement to the Prospectus of PaineWebber PACE Select Advisors Trust.

         The following replaces the second sentence of the second paragraph in the "Principal Investment Strategies" section of PACE Large Company Value Equity Investments and PACE Large Company Growth Equity Investments on Prospectus pages 21 and 24, respectively:

The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities.